CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)
Monday March 4 , 2020


Access-Power, Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

17164 Dune View Drive
Apt 106
Grand Haven, MI 49417

or

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Offi cers; Compensatory
Arrangements of Certain Officers.

On March 2, 2020 Our CEO stepped down. Our CFO remains onboard, and our Director remain on board.

Item 5.03  Amendments to Articles of Incorporation or
Bylaws; Change in Fiscal Year.

On March 2, 2020 the company processed a name change with our Sec of State of Florida in order to better represent the Company. Access-Power & Co., Inc. is considered the same name as Access-Power, Inc. or Access Power, Inc. We processed the change in Articles of Incorporation with www.sunbiz.org.

The Company will serve as a holding Corporation (ACCR) for seperate entities, with complete different operating checking accounts. This way the money of our 100% owned subsidiaries are segregated.

We are also processing a reduction in the Authorized Shares to 300,000,000 common shares of voting stock. Each share represents
1 vote for Corporate matters. We no no other claases of voting capital structure.

Item 8.01  Current Events

The Company is please to announce that our Director today voted to acquire 55,855,879 additional shares of restricted stock with a cost basis of $.0034.

Just arrived for our Legendary vaults:

Hindu KUSH
Skunk #1
Gelato
Durban Poison

We are pleased to announce no THC in our business models https://www.clonesbydrones.com and http://www.clonesbycars.com - OPENING VERY SOON!!!

The Company will only service in this entity MEDICAL
MARIJUANA patients in Michigan.

In Corporate structure news...

CURRENT AS: 300,000,000
CURRENT OS:  300,000,000
Patrick J Jensen:  62.32812% of all shares

SEC FORM 4 just filed for our Director on his personal
SEC EDGAR account.

The Company share structure will be updated soon on:

Soon to be updated on:186,984,379 common voting restricted shares or

https://www.otcmarkets.com/stock/ACCR/security

The following should be considered in connection with an evaluation of our business and recent market activities as described above:

There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.

If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment.

Cautionary Language Concerning Forward-Looking Statements

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.

Best,

Patrick J. Jensen
Director
Access-Power, Inc.
March 4, 2020